Parker Hannifin Corporation Quarterly Earnings Release 4th Quarter and Total Year FY2012 August 2, 2012 Exhibit 99.2

Forward-Looking Statements Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions; ability to realize anticipated cost savings from business realignment activities; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. Slide 2

Non-GAAP Financial Measures This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters and the effects of currency exchange rates. This presentation also reconciles cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution. The effects of acquisitions, currency exchange rates and the discretionary pension plan contribution are removed to allow investors and the company to meaningfully evaluate changes in sales and cash flow from operating activities as a percent of sales on a comparable basis from period to period. Slide 3

Discussion Agenda  CEO 4th Quarter and Total Year Highlights  Key Performance Measures & Outlook  Questions & Answers  CEO Closing Comments Slide 4

4th Quarter & Total Year FY12 Highlights 4th Quarter FY12:  Sales Growth: Record Sales of $3.4B, including a negative 4% from Foreign Currency Translation  Net Income: Achieved Record Net Income, EPS and Net Income/Sales  Operating Margins: Record Total Segment Operating Margin of 15.5%  Strong Cash Flow: Generated Operating Cash Flow of $524M or 15.4% of sales Total Year FY12:  Sales Growth: All-time Record Sales of $13.1B, increasing 6.5% Year-over- Year  Operating Margins: All-time Record Total Segment Operating Margin of 15.2%  Net Income & EPS: All-time Record Net Income, EPS and Net Income/Sales  Continued Strong Cash Flow: Operating Cash Flow/Sales of 11.6%  Repurchased Shares in the amount of $455M  Increased Dividend Per Share: $1.54 from $1.25, a 23% increase Slide 5

Financial Highlights Diluted Earnings per Share 4th Quarter and Total Year Slide 6 $1.96 $1.79 $7.45 $6.37 $.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Q4 FY12 Q4 FY11 FY12 FY11

Influences on 4th Quarter Earnings Diluted Earnings Per Share Increased Year-over-Year by $.17 or 9.5% Driven By:  Improved Segment Operating Margins to 15.5% from 14.8% ($.12 EPS Impact) driven by Industrial North America, Aerospace and Climate & Industrial Controls  Lower Expense Below Segment Operating Income mainly due to Favorable Currency ($.08 EPS Impact)  Lower Noncontrolling Interest ($.01) and less Shares Outstanding due to Share Repurchase ($.12 EPS Impact) Offset by:  Higher Tax Rate due to NA / International earnings mix and favorable resolution of prior year tax filings in FY11 ($.16 EPS Impact) Slide 7

Financial Highlights Sales – 4th Quarter and Total Year Slide 8 Total Parker Dollars in millions FY2012 % Change FY2011 FY2012 % Change FY2011 Sales As reported 3,412$ 0.1% 3,410$ 13,146$ 6.5% 12,346$ Acquisitions 33 1.0% 72 0.6 % Currency (146) (4.3)% (102) (0.8)% Adjusted Sales 3,525$ 3.4% 13,176$ 6.7 % Operating Margin As reported 530$ 503$ 2,003$ 1,823$ % of Sales 15.5% 14.8% 15.2% 14.8% 4th Quarter Total Year

Segment Reporting Industrial North America Slide 9 North America Dollars in millions FY2012 % Change FY2011 FY2012 % Change FY2011 Sales As reported 1,338$ 9.0% 1,227$ 5,041$ 11.6% 4,517$ Acquisitions 27 2.2% 45 1.0 % Currency (11) (0.9)% (14) (0.3)% Adjusted Sales 1,322$ 7.7% 5,010$ 10.9 % Operating Margin As reported 249$ 207$ 895$ 746$ % of Sales 18.6% 16.9% 17.8% 16.5 % Total Year4th Quarter

Segment Reporting Industrial International Slide 10 International Dollars in millions FY2012 % Change FY2011 FY2012 % Change FY2011 Sales As reported 1,239$ (10.4)% 1,384$ 5,034$ 2.4% 4,917$ Acquisitions 6 0.5% 26 0.5 % Currency (125) (9.0)% (79) (1.6)% Adjusted Sales 1,358$ (1.9)% 5,087$ 3.5 % Operating Margin As reported 164$ 203$ 733$ 754$ % of Sales 13.2% 14.7% 14.6% 15.3% 4th Quarter Total Year

Segment Reporting Aerospace Slide 11 Aerospace Dollars in millions FY2012 % Change FY2011 FY2012 % Change FY2011 Sales As reported 566$ 8.5% 522$ 2,103$ 9.4% 1,923$ Acquisitions - -- % - -- % Currency (2) (0.4)% (2) (0.1)% Adjusted Sales 568$ 8.9% 2,105$ 9.5 % Operating Margin As reported 85$ 71$ 290$ 247$ % of Sales 15.1% 13.6% 13.8% 12.9% 4th Quarter Total Year

Segment Reporting Climate & Industrial Controls Slide 12 CIC Dollars in millions FY2012 % Change FY2011 FY2012 % Change FY2011 Sales As reported 269$ (3.0)% 277$ 968$ (2.3)% 990$ Acquisitions - -- % 1 0.1 % Currency (8) (2.9)% (7) (0.7)% Adjusted Sales 277$ (0.1)% 974$ (1.7)% Operating Margin As reported 31$ 23$ 84$ 76$ % of Sales 11.7% 8.1% 8.7% 7.7% 4th Quarter Total Year

Parker Order Rates Slide 13 JUN '12 MAR '12 JUN '11 MAR '11 Total Parker 1%- 2%+ 15%+ 24%+ Industrial North America 4%+ 7%+ 11%+ 20%+ Industrial International 9%- 1%- 18%+ 22%+ Aerospace 7%+ 4%+ 27%+ 44%+ Climate & Industrial Controls 1%+ 6%- 1%+ 14%+ Three Month Rolling at Period End Excludes Acquisitions & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Aerospace is calculated using a 12-month rolling average

Balance Sheet Summary  Cash  Working capital  Accounts receivable  Inventory  Accounts payable Slide 14

Strong Cash Flow 4th Quarter and Total Year Slide 15 Cash Flow From Operating Activities Q4 '12 Q4 '11 As Reported $524M $367M As Reported % Sales 15.4% 10.8% Pension Plan Contribution $0M $200M Adjusted Cash From Operating Activities $524M $567M Adjusted % Sales 15.4% 16.6% FY '12 FY '11 As Reported $1,530M $1,167M As Reported % Sales 11.6% 9.5% Pension Plan Contribution $0M $400M Adjusted Cash From Operating Activities $1,530M $1,567M Adjusted % Sales 11.6% 12.7%

Financial Leverage Slide 16 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% FY09 FY10 FY11 FY12 Debt to Debt Equity 26.1% Debt to Debt Equity (15.4% Net Debt) 26.1%

FY 2013 Earnings Outlook Assumptions Segment Sales & Operating Margins Slide 17 FY 2013 Sales Change versus FY 2012 Industri l North America 5.1% -- 9.1 % Industrial International (2.0)% -- 2.0 % Aerospace 4.4% -- 7.4 % Climate & Industrial Controls 2.1% -- 6.2 % FY 2013 Operating Margin Percentages Industrial North America 17.5 -- 18.1 % Industrial International 14.1% -- 14.7 % Aerospace 13.8% -- 14.1 % Climate & Industrial Controls 10.0% -- 10.6%

FY 2013 Earnings Outlook Assumptions below Operating Income (+/-2.7%)  Expenses Below Segment Operating Income*  $489M at Midpoint  Tax Rate = 28.0% *Corporate Admin, Interest and Other Expense (Income) Slide 18

FY 2013 EPS Guidance at Midpoint Slide 19 Low Midpoint High Diluted Earnings Per Share 7.10$ 7.50$ 7.90$ $7.45 $0.45 $0.06 $0.03 $-0.14 $-0.35 $7.50 6 7 7 8 8 9 9 FY2012 EPS Actual Segment Operating Income Corp G&A Share Impact Tax Pension FY2013 EPS Guidance at Midpoint FY12 Actual EPS vs FY13 EPS Guidance

Questions & Answers... Slide 20

Appendix  Income Statement  4th Quarter FY2012  Total Year FY2012

Income Statement – 4th Quarter Slide 22 Quarter Dollars in millions % of Sales % of Sales Net Sales 3,411.7$ 100.0% 3,409.8$ 100.0 % Cost of sales 2,572.3 75.4% 2,590.8 76.0 % Gross profit 839.4 24.6% 819.0 24.0 % S, G & A 386.7 11.3% 413.4 12.1 % Interest expense 23.5 .7% 24.8 .7 % Other expense (income), net 3.9 .1% (.6) (.0)% Income before taxes 425.3 12.5% 381.4 11.2 % Income taxes 123.0 3.6% 86.7 2.5 % Net income 302.3$ 8.9% 294.7$ 8.7 % Less: Noncontrolling interests .3 .0% 2.5 .1 % Net income attributable to common shareholders 302.0$ 8.9% 292.2$ 8.6 % FY 2012 FY 2011

Income Statement – Total Year Slide 23 Total Year Dollars in millions % of Sales % of Sales Net Sales 13,145.9$ 100.0% 12,345.9$ 100.0 % Cost of sales 9,958.3 75.8% 9,387.5 76.0 % Gross profit 3,187.6 24.2% 2,958.4 24.0 % S, G & A 1,519.3 11.5% 1,467.8 11.9 % Interest expense 92.8 .7% 99.7 .8 % Other expense (income), net (1.2) (.0)% (22.8) (.2)% Income before taxes 1,576.7 12.0% 1,413.7 11.5 % Income taxes 421.2 3.2% 356.6 2.9 % Net income 1,155.5$ 8.8% 1,057.1$ 8.6 % Less: Noncontrolling interests 3.7 .0% 8.0 .1 % Net income attributable to common shareholders 1,151.8$ 8.8% 1,049.1$ 8.5 % FY 2012 FY 2011